June 16, 2003


                    AGREEMENT OF PURCHASE AND SALE OF ASSETS

         AGREEMENT dated June 17, 2003, ("Agreement") between Oceanic Exploration Company, a Delaware corporation having its principal office at 7800 East Dorado Place, Suite 250, Englewood, CO 80111 ("Seller"), and Cordillera Corporation, a Utah corporation having its principal office at 7800 East Dorado Place, Suite 250, Englewood, CO 80111 ("Purchaser").

                                   WITNESSETH:

         In consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1.    Purchase and Sale of Business and Assets.

               Subject to and upon the terms and conditions set forth in this Agreement, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase, at the Closing hereunder, all of the business, assets, properties, goodwill and rights of Seller's Alliance Staffing Division, dba Alliance Employment Solutions ("Alliance") as a going concern, of every nature, kind and description, tangible and intangible, where so ever located or reflected on the books and records of Seller (hereinafter sometimes collectively called "Alliance's Assets"), including, without limitation, (i) the right to use Alliance's name and all variations thereof, (ii) the assets referred to in the form of Bill of Sale annexed hereto as Exhibit "1" and (iii) the assets reflected on the Balance Sheet referred to in Section 5 hereof, with only such dispositions of such assets reflected on the Balance Sheet as shall have occurred in the ordinary course of Alliance's business between the date hereof and the Closing and which are permitted by the terms hereof, including accounts receivable arising or incurred for periods prior to the Closing (whether or not reflected in the Balance Sheet) and accounts payable arising or incurred for periods prior to the Closing. Alliance's Assets shall be conveyed free and clear of all liabilities, obligations, liens and encumbrances excepting only those liabilities and obligations which are expressly to be assumed by Purchaser hereunder and those liens and encumbrances securing the same which are specifically disclosed herein or expressly permitted by the terms hereof.

         2.    Purchase Price.

               (a) In consideration of the sale, transfer, conveyance, assignment and delivery of Alliance's Assets by Seller to Purchaser, and in reliance upon the representations and warranties made herein by Seller, Purchaser will, in full payment thereof, pay to Seller at the Closing a total purchase price equal to the book value of Alliance at the close of business on June 30, 2003 payable by wire transfer in immediately available funds to a bank account of Seller as per written instructions of Seller given to Purchaser at least seventy-two (72) hours

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prior to the Closing. As additional purchase price, Purchaser will pay Seller
25% of its cumulative after-tax earnings from Alliance for the 24-month period commencing with the date after Closing. Such amount shall be mutually determined by the parties hereto and subject to review by the external auditors of Seller. For purposes of computing income taxes for this 24-month period, a combined federal and state income tax rate of 40% will be assumed. Payment shall be made not later than 27 months after Closing.

               (b) In addition to the foregoing, Purchaser will execute and deliver to Seller at the Closing a Liabilities Undertaking in the form of Exhibit "2" annexed hereto which shall include Purchasers agreement to substantially continue all insurance, holiday and vacation plans for Alliance employees based on their longevity with Alliance.


         3. Closing. The Closing shall take place at 10:00 a.m., local time, on the 30th day of June 2003 at the offices of Seller at 7800 East Dorado Place, Suite 250, Englewood, CO, or at such other time and place as the parties may agree. The day on which the Closing actually takes place is herein referred to as the Closing Date.

         4. Seller's Obligations at Closing: Further Assurances: Post-Closing Adjustment.

               (a) At the Closing, Seller will deliver to Purchaser:

                   (i) The purchase price will be calculated as the net book value of Alliance at of close of business on June 30, 2003 reduced by the net cash balances at that time.

                   (ii) A Bill of Sale in the form of Exhibit "1" annexed hereto, duly executed by Seller;

                   (iii) Such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance satisfactory to Purchaser, as shall be effective to vest in Purchaser's good and marketable title to Alliance's Assets;

                   (iv) All contracts, files and other data and documents pertaining to Alliance's Assets; as documented in Exhibit "4" annexed hereto; and

                   (v) All other documents required to be delivered to Purchaser under the provisions of this Agreement.

                   (vi) Faxed documents will be accepted by Seller and Purchaser as the same as original documents.

               (b) At any time and from time to time after the Closing, at Purchaser's request and without further consideration, Seller will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as Purchaser may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of Alliance's Assets, to put Purchaser in actual possession and operating control thereof and to assist Purchaser in exercising all rights with respect thereto. After the Closing, at reasonable times and on reasonable notice, Seller shall have access to the books and records pertaining to its operations prior to the Closing, and Purchaser shall retain such books and records for a period of three (3) years after the Closing.

               (c) Seller agrees that Purchaser shall have the right and authority to collect for its own account all receivables and other items which shall be transferred to Purchaser as provided herein and to endorse with the name of Seller any checks received on account of any such receivables or other items. Seller agrees that it will promptly transfer and deliver to Purchaser any cash or other property which Seller may receive in respect of such receivables or other items.

               (d) On or before the 45th business day following the Closing Date, the Purchaser and Seller shall determine the pro rata allocation of accounts which are related to the Alliance assets and which they have agreed hereunder to apportion as of the Closing (including but not limited to accounts regarding utilities, telephones, insurance costs, etc.) and by such day Purchaser and Seller shall pay each other any amounts owed in connection with such determination.

         5. Representations and Warranties by Seller. Seller represents and warrants, as to Alliance Assets only, to Purchaser as follows:

               (a) Organization: Standing and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware; it has all requisite corporate power and authority and is entitled to carry on its business as now being conducted and to own, lease or operate its properties as and in the places where business is now conducted and properties are now owned, leased or operated; and it is duly qualified, licensed or domesticated and in good standing as a foreign corporation authorized to do business in the states of Colorado and California, which are the only jurisdictions where the nature of the activities conducted by it or the character of the properties owned, leased or operated by it require such qualification, licensing or domestication.

               (b) Subsidiaries. The business carried on under the name "Alliance" has not been conducted through any other direct or indirect subsidiary or affiliate of Seller.

               (c) Execution: Delivery and Performance of Agreement: With the exception of the office and photocopier lease, neither the execution, delivery nor performance of this Agreement by Seller will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in, cause or create any liability, reassessment or revaluation of assets, lien, charge or encumbrance pursuant to, any provision of Seller's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule, regulation, order, judgment, decree or other legal or contractual requirement to which Seller is a party or by which any of them or Alliance's Assets may be bound or affected. Seller has the full power and

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authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by it or its stockholders to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto have been properly taken and this Agreement constitutes a valid and binding obligation of Seller, enforceable against it in accordance with its terms.

               (d) Financial Statements. Seller has delivered to Purchaser copies (initialed by Seller's chief financial officer and identified with a reference to this section of this Agreement) of the following financial statements (hereinafter collectively called the "Financial Statements"), all of which are complete and correct, have been prepared in accordance with generally accepted accounting principles consistently applied and maintained throughout the periods indicated and fairly present the financial condition of Seller as at their respective dates and the results of its operations for the periods covered thereby:

                   (i) unaudited balance sheet of Alliance as of May 31, 2003, and Alliance's unaudited statement of earnings and source and application of funds for each of the three fiscal years then ended; and

                   (ii) an unaudited balance sheet of Alliance (the "Balance Sheet") as of June 30, 2003 (the "Balance Sheet Date").

Such statements of earnings do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein, and such interim Financial Statements include all adjustments, which consist only of normal recurring accruals, necessary for such fair presentation and omit all footnote disclosure.

               (e) Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against on the face of the Balance Sheet (excluding the notes thereto) or set forth on Schedule "5(e)" annexed hereto, as of the Balance Sheet Date Alliance had no debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, including, without limitation, any foreign or domestic tax liabilities or deferred tax liabilities incurred in respect of or measured by Alliance's income, or its period prior to the close of business on the Balance Sheet Date or any other debts, liabilities or obligations relating to or arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the Balance Sheet Date, whether or not then known, due or payable. With the exception of the current Alliance President, none of Alliance's employees is now or, will by the passage of time hereafter become, entitled to receive any vacation time, vacation pay or severance pay attributable to services rendered prior to the Balance Sheet Date except as disclosed on the face of the Balance Sheet.

               (f) Taxes. All taxes, including, without limitation, income, property, sales, use, franchise, added value, employees' income withholding and social security taxes, imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by Seller and Alliance, and all interest and penalties thereon, whether disputed or not, have been paid in full, all tax returns required to be filed in connection therewith have been accurately prepared and duly and timely filed and all deposits required by law to be made by Seller and Alliance with respect to employees' withholding and other taxes have been duly made. Seller and Alliance have not been delinquent in the payment of any foreign or domestic tax, assessment or governmental charge or deposit and have no tax deficiency or claim outstanding, proposed or assessed against them, and there is no basis for any such deficiency or claim. Seller's federal income tax returns have been submitted and accepted by the Internal Revenue Service for all of its fiscal years through the year ended 2001, there is not now in force any extension of time with respect to the date on which any tax return was or is due to be filed by or with respect to Seller, or any waiver or agreement by it for the extension of time for the assessment of any tax, and Seller is not a "consenting corporation" within the meaning of the Internal Revenue Code of 1986, as Amended (the "Code").

               (g) Absence of Changes or Events. Except as set forth in Schedule "5(g)" annexed hereto, since the Balance Sheet Date Alliance has conducted its business only in the ordinary course consistent with its prior practices.

               (h) Litigation. Except as set forth in Schedule "5(h)" annexed hereto, there is no claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the knowledge of Seller or Alliance threatened, against or relating to Alliance, its officers, directors or employees, its properties, assets or business or the transactions contemplated by this Agreement, and neither Seller nor Alliance knows or has reason to be aware of any basis for the same.

               (i) Compliance with Laws and Other Instruments. Alliance has complied with all existing laws, rules, regulations, ordinances, orders, judgments and decrees now applicable to their business, properties or operations as presently conducted. Neither the ownership nor use of Alliance's properties nor the conduct of its business conflicts with the rights of any other person, firm or corporation or violates, or with or without the giving of notice or the passage of time, or both, will violate, conflict with or result in a default, right to accelerate or loss of rights under, any terms or provisions of its certificate of incorporation or by-laws as presently in effect, or any lien, encumbrance, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule or regulation, or any order, judgment or decree to which Alliance is a party or by which it may be bound or affected. Neither Seller nor Alliance is aware of any proposed laws, rules, regulations, ordinances, orders, judgments, decrees, governmental takings, condemnations or other proceedings which would be applicable to Alliance business, operations or properties and which might adversely affect its properties, assets, liabilities, operations or prospects, either before or after the Closing.

               (j) Title to Properties. Seller has good, marketable and insurable title to all the Alliance Assets they used in the Alliance business or purports to own, including, without limitation, those reflected in their books and records and in the Balance Sheet (except inventory sold after the Balance Sheet Date in the ordinary course of business). None of the Alliance Assets are subject to any mortgage, pledge, lien, charge, security interest, encumbrance, restriction, lease, license, easement, liability or adverse claim of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise. All of the properties and assets owned, leased or used by Alliance are in good operating condition, subject to reasonable wear and tear and repair, are suitable for the purposes used, are adequate and sufficient for all current operations of Alliance and are directly related to the business of Alliance.

               (k) Schedules. Annexed hereto as Schedule "5(k)" is a separate Schedule containing an accurate and complete list of:

                   (i) all real property owned by Alliance or in which Alliance has a leasehold or other interest or which is used by Alliance in connection with the operation of its business.

                   (ii) all of Alliance's receivables (which shall include accounts receivable, loans receivable and any advances), together with detailed information as to each such listed receivable which has been outstanding for more than thirty (30) days.

                   (iii) all equipment, motor vehicles, and other tangible personal property (other than inventory and supplies), owned, leased or used by Alliance.

                   (iv) all patents, patent applications, licenses, trademarks, trademark registrations, service marks, service names, trade names, copyrights and copyright registrations, and applications for any of the foregoing, wholly or partially owned or held by Alliance or used in the operation of Alliance's business.

                   (v) all insurance policies insuring Alliance or its properties or interests therein, specifying with respect to each such policy the name of the insurer, the risk insured against, the limits of coverage, the deductible amount (if any), the premium rate and the date through which coverage will continue by virtue of premiums already paid.

                   (vi) all agreements providing for the services of an independent contractor to which Alliance is a party or by which it is bound.

                   (vii) all contracts relating to patents, trademarks, trade names, copyrights, inventions, processes, know-how, formulae or trade secrets to which Alliance is a party or by which it is bound.

                   (viii) all loan agreements, indentures, mortgages, pledges, conditional sale or title retention agreements, security agreements, equipment obligations, guaranties, leases or lease purchase agreements to which Alliance is a party or by which it is bound.

                   (ix) all contracts, agreements, commitments or other understandings or arrangements to which Alliance is a party or by which it or any of its property is bound or affected.

                   (x) Each collective bargaining agreement, employment and consulting agreements, and each other agreement, arrangement, or commitment, including, without limitation, holiday, vacation, Christmas and other payroll practice related to the terms and conditions of employment by Alliance, to which Alliance is a party or is bound or which relate to the operation of Alliance's business and each "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), bonus, deferred compensation, equity-based, severance or other plan or written agreement relating to employment, compensation or fringe benefits for employees of Alliance, maintained or contributed to by Alliance during the current year with respect to which Alliance could incur or could have incurred any direct or indirect, fixed or contingent liability (collectively, the "Plans").

                   (xi) The names and current annual salary rates of all permanent employees of Alliance; and

                   (xii) The name of each bank in which Alliance has an account or safe deposit box and the names of all persons authorized to draw thereon or have access thereto; and the names of all persons, if any, holding tax or other powers of attorney from Alliance and a summary of the terms thereof.

All of the contracts, agreements, leases, licenses and commitments required to be listed on Schedule "5(k)", (other than those which have been fully performed) are valid and binding, enforceable in accordance with their respective terms, in full force and effect and, except as otherwise specified in Schedule "5(k)" validly assignable to Purchaser without the consent of any other party so that, after the assignment thereof to Purchaser pursuant hereto, Purchaser will be entitled to the full benefits thereof. Except as disclosed in Schedule "5(k)", none of the payments required to be made under any such contract, agreement, lease, license or commitment has been prepaid more than 30 days prior to the due date of such payment thereunder, and there is not thereunder any existing default, or event which, after notice or lapse of time, or both, would constitute a default or a basis for force majeure or other claim of excusable delay or non-performance thereunder or result in a right to accelerate or loss of rights, and none of such contracts, agreements, leases, licenses or commitments is, either when considered singly or in the aggregate with others, unduly burdensome, onerous or materially adverse to Alliance's business, properties, assets, earnings or prospects or likely, either before or after the Closing, to result in any material loss or liability. None of Alliance's existing or completed contracts is subject to re-negotiation with any governmental body.

               (l) Trade Names, etc. Except as set forth in Schedule "5(l)" annexed hereto, Alliance owns or possesses the royalty free licenses or other rights to use all copyrights, trademarks, service marks, service names, trade names, patents, trade secrets and other proprietary rights necessary to conduct its business as it is presently operated.

               (m) No Guaranties. Except as set forth in Schedule "5(m)" annexed hereto, none of the obligations or liabilities of Alliance is guaranteed by, or subject to a similar contingent liability of, any other person, firm or corporation, nor has Alliance guaranteed, or

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otherwise become contingently liable for, the obligations or liabilities of any other person, firm or corporation.

               (n) Supplies. Alliance's assets include a sufficient but not an excessive quantity of each type of such supplies in order to meet the normal requirements of Alliance's business and operations.

               (o) Receivables. All receivables of Alliance (including accounts receivable, loans receivable and advances) which are reflected in the Balance Sheet, and all such receivables which will have arisen since the date of the Balance Sheet, shall have arisen only from bona fide transactions in the ordinary course of Alliance's business.

               (p) Records. The books of account and other records of Alliance are complete and correct in all material respects and have been maintained in accordance with sound business practices, and there have been no transactions involving the business of Alliance which properly should have been set forth therein and which have not been accurately so set forth.

               (q) Collective Bargaining: Employment Compliance. Alliance's employees are not represented by any unions. During the past three years, Alliance has not been the subject of a union organizing drive. Alliance has complied with all laws, regulations and provisions relating to employment, safety, wages, hours, benefits, collective bargaining and all applicable occupational safety and health acts, laws and regulations. Alliance has not discriminated on the basis of race, color, religion, sex, national origin, age, disability, veteran status or on the basis of any other legally protected characteristic in its employment terms, conditions or practices. No action, suit, complaint, charge, arbitration, employee proceeding or investigation by or before any court, governmental entity, administrative agency or commission, brought by or on behalf of any employee, prospective employee, former employee, retired employee, labor organization or other representative of Alliance's employees is pending or, to the knowledge of Seller or Alliance, is threatened against Alliance except as disclosed in Schedule 5(q) annexed hereto. Neither Seller nor Alliance is a party to or otherwise bound by any consent decree with or citation by any government entity relating to Alliance's employees or employment practices. Alliance is in compliance with its obligations with respect to Alliance's employees pursuant to the Worker Adjustment and Retraining Notification Act of 1988, and all other employment, notification and bargaining obligations arising under any agreement, statute or otherwise.

               (r) Employee Benefit Plans. Alliance employees' participation in existing plans will be terminated as of Closing Date. Alliance employees will be eligible to participate in the appropriate Employee Benefit Plans of the Purchaser according to those plan terms.

               (s) Absence of Certain Business Practices. Neither Alliance nor any officer, employee or agent of Alliance, nor any other person acting on its behalf, has, within the past three years given any gift or similar benefit to any customer, supplier, governmental employee or other person who is in a position to help or hinder the business of Alliance (or assist Alliance in connection with any actual or proposed transaction) which (i) might subject Alliance to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii), if not

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given in the past, might have had an adverse effect on the assets, business or operations of Alliance as reflected in the Financial Statements or (iii), if not continued in the future, might adversely affect Alliance Assets, business, operations or prospects or which might subject Alliance to suit or penalty in any private or governmental litigation or proceeding.

               (t) Disclosure. No representation or warranty by Seller contained in this Agreement, nor any statement or certificate furnished or to be furnished by Seller to Purchaser or its representatives in connection herewith or pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading or necessary in order to provide a prospective purchaser of the business of Alliance with adequate information as to Alliance and its condition (financial and otherwise), properties, assets, liabilities, business and prospects, and Seller has disclosed to Purchaser in writing all material adverse facts known to it relating to the same.

         6. Representations and Warranties by Purchaser. Purchaser represents and warrants to Seller as follows:

               (a) Organization. Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the state of Utah and has full corporate power and authority to enter into this Agreement and the related agreements referred to herein and to carry out the transactions contemplated by this Agreement and to carry on its business as now being conducted and to own, lease or operate its properties.

               (b) Authorization and Approval of Agreement. All proceedings or corporate action required to be taken by Purchaser relating to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been taken at or prior to the Closing.

               (c) Execution, Delivery and Performance of Agreement. Neither the execution, delivery nor performance of this Agreement by Purchaser will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of Purchaser's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule or regulation or any order, judgment or decree to which Purchaser is a party or by which it may be bound or affected. Purchaser has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto, have been properly taken and this Agreement constitutes a valid and binding obligation of Purchaser.

               (d) Litigation. There is no legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the knowledge of Purchaser threatened, against or relating to Purchaser in connection with or relating to the transactions contemplated by this Agreement, and Purchaser does not know or have any reason to be aware of any basis for the same.

         7.    Conduct of Business Prior to Closing.

               (a) Prior to the Closing, Seller shall conduct the business and affairs of Alliance only in the ordinary course and consistent with its prior practice and shall maintain, keep and preserve its assets and properties in good condition and repair, reasonable wear and tear excepted, and maintain insurance thereon in accordance with present practices, and Seller will use its best efforts (i) to preserve the business and organization of Alliance intact, (ii) to keep available to Purchaser the services of Alliance's present employees, agents and independent contractors, (iii) to preserve for the benefit of Purchaser the goodwill of Alliance's suppliers, customers, landlords and others having business relations with it, and (iv) to cooperate with Purchaser and use reasonable efforts to assist Purchaser in obtaining the consent of any landlord or other party to any lease or contract with Seller where the consent of such landlord or other party may be required by reason of the transactions contemplated hereby.

               (b) Seller shall give Purchaser prompt written notice of any change in any of the information contained in the representations and warranties made in Section 5 or elsewhere in this Agreement or the Schedules referred to herein which occurs prior to the Closing.

         8. Access to Information and Documents. Upon reasonable notice and during regular business hours, Seller and Alliance will give Purchaser and Purchaser's attorneys, accountants and other representatives full access to Seller's personnel and all properties, documents, contracts, books and records of Seller relating to Alliance and will furnish Purchaser with copies of such documents and with such information with respect to the affairs of Alliance as Purchaser may from time to time request, and Purchaser will not improperly disclose the same prior to the Closing.

         9. Employment Contract. At the Closing, Seller will assign the existing employment contract between Seller and Maureen Sullivan, President of Alliance, to Purchaser.

         10.   Directors and Shareholders Authorization:

               (a) At or prior to the Closing, Seller will deliver to Purchaser a copy of the resolutions of the Board of Directors of Seller approving the execution and delivery of this Agreement and the consummation of all of the transactions contemplated hereby, duly certified by an officer of Seller.

               (b) All rights to the Alliance Staffing name shall be assigned to Purchaser at the Closing as part of Alliance's Assets.

         11. Sales Compliance. Seller will notify the taxing authority of the State of California responsible for the collection of sales and use taxes in accordance with the applicable tax laws.

         12. Non-Competition Agreement. Seller shall execute and deliver to Purchaser at or prior to the Closing a Non-Competition and Continuity of Business Dealings Undertaking in the form of Exhibit "3" annexed hereto.

         13. Conditions Precedent to Purchaser's Obligations. All obligations of Purchaser hereunder are subject, at the option of Purchaser, to the fulfillment of each of the following conditions at or prior to the Closing, and Seller shall exert its best efforts to cause each such condition to be so fulfilled:

               (a) All representations and warranties of Seller contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects when made and shall be deemed to have been made again at and as of the date of the Closing.

               (b) All covenants, agreements and obligations required by the terms of this Agreement to be performed by Seller at or before the Closing shall have been duly and properly performed in all material respects.

               (c) Since the Balance Sheet Date, there shall not have occurred any material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of Alliance.

               (d) There shall be delivered to Purchaser a certificate executed by the President and Chief Financial Officer of Seller, dated the date of the Closing, certifying that the conditions set forth in paragraphs (a), (b), and
(c) of this Section have been fulfilled.

               (e) All documents required to be delivered to Purchaser at or prior to the Closing shall have been so delivered.

         14. Conditions Precedent to Seller's Obligations. All obligations of Seller at the Closing are subject, at the option of Seller, to the fulfillment of each of the following conditions at or prior to the Closing, and Purchaser shall exert its best efforts to cause each such condition to be so fulfilled:

               (a) All representations and warranties of Purchaser contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects when made and as of the Closing.

               (b) All obligations required by the terms of this Agreement to be performed by Purchaser at or before the Closing shall have been duly and properly performed in all material respects.

               (c) Purchaser agrees to substantially continue all insurance, holiday and vacation plans for Alliance employees based upon their longevity with Alliance.


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


         15.   Indemnification.

               (a) Seller hereby indemnifies and agrees to hold Purchaser harmless from, against and in respect of (and shall on demand reimburse Purchaser for):

                   (i) any and all losses, liabilities or damages suffered or incurred by Purchaser (A) by reason of any untrue representation, breach of warranty or non-fulfillment of any covenant by Seller contained herein or in any certificate, document or instrument delivered to Purchaser pursuant hereto or in connection herewith or (B) which would not have been suffered or incurred if such representation were true and not breached or if such covenant were fully performed;

                   (ii) any and all losses, liabilities or damages suffered or incurred by Purchaser in respect of or in connection with any liabilities of Seller not expressly assumed by Purchaser pursuant to the terms of the Liabilities Undertaking.

                   (iii) any and all losses, damages, debts, liabilities or obligations of Seller, direct or indirect, fixed, contingent or otherwise, which exist at or as of the date of the Closing hereunder or which arise after the Closing but which are based upon or arise from any act, omission, transaction, circumstance, production or sale of goods or services, state of facts or other condition which occurred or existed on or before the date of the Closing, except to the extent expressly assumed by Purchaser pursuant to the terms of the Liabilities Undertaking;

                   (iv) the amount of any and all accounts payable, incurred or arising from periods prior to the Closing, not known or disclosed at time of Closing;

                   (v) any and all losses, liabilities or damages suffered or incurred by Purchaser by reason of or in connection with any claim for a finder's fee or brokerage or other commission arising by reason of any services alleged to have been rendered to or at the instance of Seller or Alliance with respect to this Agreement or any of the transactions contemplated hereby;

               (b) Purchaser hereby agrees to indemnify and hold Seller harmless from, against and in respect of (and shall on demand reimburse them for):

                   (i) any and all losses, liabilities or damages resulting from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Purchaser contained herein or in any certificate, document or instrument delivered to Seller hereunder;

                   (ii) any and all liabilities or obligations of Seller specifically assumed by Purchaser pursuant to this Agreement; and

               (c) Notwithstanding the above indemnity, in no event shall Seller be liable to Purchaser for more than the total Purchase Price.


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


         16. Nature and Survival of Representations and Warranties. All statements, representations, warranties, indemnities, covenants and agreements made by each of the parties hereto shall survive the Closing for a period of eighteen months.

         17. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, addressed to the parties at the addresses set forth above (or at such other address as any party may specify by notice to all other parties given as aforesaid).

         18.   Legal and Other Costs.

               (a) In the event that any party (the "Defaulting Party") defaults in its obligations under this Agreement and, as a result thereof the other party (the "Non-Defaulting Party") seeks to legally enforce its rights hereunder against the Defaulting Party, then, in addition to all damages and other remedies to which the Non-Defaulting Party is entitled by reason of such default, the Defaulting Party shall promptly pay to the Non-Defaulting Party an amount equal to all costs and expenses (including reasonable attorneys' fees) paid or incurred by the Non-Defaulting Party in connection with such enforcement.

               (b) In the event that the Non-Defaulting Party is entitled to receive an amount of money by reason of the Defaulting Party's default hereunder, then, in addition to such amount of money, the Defaulting Party shall promptly pay to the Non-Defaulting Party a sum equal to interest on such amount of money accruing at the rate of 1% per month (but if such rate is not permitted under the laws of the State of Colorado, then at the highest rate which is permitted to be paid under the laws of the State of Colorado) during the period between the date such payment should have been made hereunder and the date of the actual payment thereof.

         19.   Miscellaneous.

               (a) This writing constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement, specifically referring to this Agreement signed by all of the parties hereto.

               (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

               (c) This Agreement shall be binding upon and inure to the benefit of each corporate party hereto, its successors and assigns.

               (d) The paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said paragraphs.


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
               (e) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

               (f) Purchaser will pay all sales, transfer and documentary taxes, if any, payable in connection with the sale, conveyances, assignments, transfers and deliveries to be made to Purchaser hereunder.

               (g) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

               (h) This Agreement and all amendments thereof shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed therein.

               (i) Purchaser may, at its sole discretion, assign this agreement to a wholly owned entity now existing or to be subsequently formed.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                     SELLER:
                                     Oceanic Exploration Company


ATTEST:                              By: /s/ CHARLES N. HAAS
                                         ---------------------------------------
/s/ JANET A. HOLLE                       Charles N. Haas, President
------------------------------
       Janet A. Holle,
          Secretary


                                     PURCHASER:
                                     Cordillera Corporation


ATTEST:                              By: /s/ JOHN E. JONES
                                         ---------------------------------------
                                         John E. Jones, Executive Vice President
/s/ JOSEPH MASKALENKO
------------------------------
      Joseph Maskalenko,
      Assistant Secretary




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